Filed pursuant to Rule 497(a)(1)
File No. 333-142879
Rule 482 ad
Press Release
MAIN STREET CAPITAL CORPORATION PRICES INITIAL PUBLIC OFFERING OF
COMMON STOCK AT $15.00 PER SHARE; SHARES COMMENCE TRADING ON THE
NASDAQ GLOBAL SELECT MARKET UNDER THE SYMBOL “MAIN”
HOUSTON, TEXAS, October 9, 2007 — Main Street Capital Corporation (NASDAQ-GS: MAIN) (“Main Street”), a specialty investment company providing customized financing solutions to lower middle market companies, today announced that it priced its initial public offering of 4,000,000 shares of common stock at $15.00 per share on October 4, 2007. Main Street’s common stock began trading on the NASDAQ Global Select Market under the symbol “MAIN” on October 5, 2007. The closing of the initial public offering is subject to customary closing conditions and the shares are expected to be delivered on October 11, 2007.
Main Street also granted its underwriters a 30-day over-allotment option to purchase an additional 400,000 shares of Main Street’s common stock at $15.00 per share. The net proceeds from the initial public offering will be approximately $56.0 million, or approximately $61.6 million if the underwriters’ over-allotment option is exercised in full.
Morgan Keegan & Company, Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., served as joint book-running managers for the initial public offering. SMH Capital Inc. and Ferris, Baker Watts Incorporated served as co-managers for the initial public offering. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Main Street before investing. The prospectus, dated October 4, 2007 contains this and other information about Main Street. The prospectus, dated October 4, 2007 should be read carefully before investing. A copy of the prospectus, dated October 4, 2007 may be obtained from Morgan Keegan & Company, Inc., 50 N. Front Street, 19th Floor, Memphis, Tennessee 38103.
This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the common stock referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to the common stock referred to in this press release was filed with, and has been declared effective by, the Securities and Exchange Commission.
ABOUT MAIN STREET CAPITAL CORPORATION
Main Street Capital Corporation (“Main Street”) is a specialty investment company providing customized financing solutions to lower middle market companies which operate in diverse industry sectors and who generally have annual revenues ranging from $10 to $100 million. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives to its portfolio companies.
FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and Main Street undertakes no obligation to update any such statement now or in the future.
Contact:
Main Street Capital Corporation
Vincent D. Foster, Chairman and Chief Executive Officer
vdfoster@mainstreethouston.com / 713-350-6005
Todd A. Reppert, President and Chief Financial Officer
treppert@mainstreethouston.com / 713-350-6029
Dennard, Rupp, Gray and Easterly, LLC
Ken Dennard
ksdennard@drg-e.com / 713-529-6600